EXHIBIT 24

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints JOHN R. SIMON, BRIAN M. WONG, SUJATA PAGEDAR, J. ELLEN CONTI, LISA CRAWFORD, and JENNY KAN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2020 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 18th day of February 2021.

/s/ RAJAT BAHRI	/s/ MICHAEL R. NIGGLI
Rajat Bahri	Michael R. Niggli

/s/ CHERYL F. CAMPBELL	/s/ PATRICIA K. POPPE
Cheryl F. Campbell	Patricia K. Poppe

/s/ KERRY W. COOPER	/s/ DEAN L. SEAVERS
Kerry W. Cooper	Dean L. Seavers

/s/ JESSICA L. DENECOUR	/s/ WILLIAM L. SMITH
Jessica L. Denecour	William L. Smith

/s/ MARK E. FERGUSON, III	/s/ OLUWADARA J. TRESEDER
Mark E. Ferguson, III	Oluwadara J. Treseder

/s/ ROBERT C. FLEXON	/s/ BENJAMIN F. WILSON
Robert C. Flexon	Benjamin F. Wilson

/s/ W. CRAIG FUGATE	/s/ JOHN M. WOOLARD
W. Craig Fugate	John M. Woolard

/s/ ARNO L. HARRIS
Arno L. Harris

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints JOHN R. SIMON, BRIAN M. WONG, SUJATA PAGEDAR, J. ELLEN CONTI, LISA CRAWFORD, and JENNY KAN, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2020 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 18th day of February 2021.

/s/ RAJAT BAHRI	/s/ MICHAEL R. NIGGLI
Rajat Bahri	Michael R. Niggli

/s/ CHERYL F. CAMPBELL	/s/ PATRICIA K. POPPE
Cheryl F. Campbell	Patricia K. Poppe

/s/ KERRY W. COOPER	/s/ DEAN L. SEAVERS
Kerry W. Cooper	Dean L. Seavers

/s/ JESSICA L. DENECOUR	/s/ WILLIAM L. SMITH
Jessica L. Denecour	William L. Smith

/s/ MARK E. FERGUSON, III	/s/ OLUWADARA J. TRESEDER
Mark E. Ferguson, III	Oluwadara J. Treseder

/s/ ROBERT C. FLEXON	/s/ BENJAMIN F. WILSON
Robert C. Flexon	Benjamin F. Wilson

/s/ W. CRAIG FUGATE	/s/ JOHN M. WOOLARD
W. Craig Fugate	John M. Woolard

/s/ ARNO L. HARRIS	/s/ ADAM L. WRIGHT
Arno L. Harris	Adam. L. Wright